UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 2, 2013

FRANCESCA’S HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35239	20-8874704
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8760 Clay Road Houston, TX	77080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (713) 864-1358

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

5.1	Opinion of O’Melveny & Myers LLP
23.1	Consent of O’Melveny & Myers LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANCESCA’S HOLDINGS CORPORATION

Date: April 2, 2013	By:	/s/ Kal Malik
Kal Malik Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of O’Melveny & Myers LLP
23.1	Consent of O’Melveny & Myers LLP (included in Exhibit 5.1)